CONSOLIDATED BALANCE SHEETS (Parenthetical) ¥ in Millions	Dec. 31, 2020 CNY (¥) shares	Dec. 31, 2020 $ / shares	Dec. 31, 2019 CNY (¥)
Shareholders' equity
Share capital, par value (in dollars per share) | $ / shares		$ 0.01
Share capital, shares authorized | shares	175,000,000
Accounts receivable, allowance for credit loss	¥ 559		¥ 186
Due from related parties, allowance for credit loss	72		0
Prepayments and other current assets, allowance for credit loss	¥ 168		¥ 70